UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2020

CRESCENT CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

MARYLAND	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 SANTA MONICA BLVD., SUITE 2000, LOS ANGELES, CA		90025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 235-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement

The information in this Form 8-K set forth under Item 2.01 is incorporated herein by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Consummation of the Mergers

On January 31, 2020, Crescent Capital BDC, Inc. (the “Company”) completed its acquisition of Alcentra Capital Corporation, a Maryland corporation (“Alcentra Capital”) pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of August 12, 2019 (as amended on September 27, 2019, the “Merger Agreement”) with Alcentra Capital, Atlantis Acquisition Sub, Inc., a Maryland corporation and one of the Company’s wholly owned owned subsidiaries (the “Acquisition Sub”) and, solely for limited purposes, the Company’s investment adviser, Crescent Cap Advisors, LLC (f/k/a CBDC Advisors, LLC, “Crescent Cap Advisors”). To effect the acquisition, Acquisition Sub merged with and into Alcentra Capital, with Alcentra Capital surviving the merger as a wholly owned subsidiary of the Company (the “First Merger”). Immediately thereafter and as a single integrated transaction, Alcentra Capital merged with and into the Company, with the Company surviving the merger (the “Second Merger” and, together with the First Merger, the “Mergers”). The Company expects that its common stock, par value $0.001 per share, (the “Common Stock”) will begin publicly trading on the NASDAQ Global Market (“Nasdaq”) under the symbol “CCAP” on February 3, 2020.

Pursuant to the Merger Agreement, Alcentra Capital stockholders received the right to the following merger consideration in exchange for each share of Alcentra Capital common stock outstanding immediately prior to the effective time of the First Merger, in accordance with the Merger Agreement: (a) $3.1784 per share in cash consideration (less the $0.80 final dividend declared by Alcentra Capital) and (b) stock consideration at the fixed exchange ratio of 0.4041 shares of Common Stock.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement, (ii) Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 27, 2019 and (iii) the Transaction Support Agreement, as applicable, copies of which were attached, respectively, as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 13, 2019, as Annex B to the Proxy Statement (as defined below) and as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 13, 2019 and are incorporated herein by reference.

Investment Advisory Agreement

At the special meeting of stockholders of the Company held on January 29, 2020 (the “Special Meeting”), the Company received stockholder approval to enter into a new Investment Advisory Agreement, with Crescent Cap Advisors, the Company’s external investment adviser. On February 1, 2020, the Company entered into the new Investment Advisory Agreement (the “Investment Advisory Agreement”) with Crescent Cap Advisors. A description of the Investment Advisory Agreement is set forth in “Crescent Capital BDC Proposal #3: The Approval of the Proposed Crescent Capital BDC Investment Advisory Agreement” in the Company’s joint proxy statement/prospectus, as amended, with the Securities and Exchange Commission (the “SEC”) on December 11, 2019 (the “Proxy Statement”) and is incorporated herein by reference.

As described in the Proxy Statement, under the terms of the Investment Advisory Agreement, Crescent Cap Advisors will provide investment advisory services to the Company and its portfolio investments. Crescent Cap Advisors’ services under the Investment Advisory Agreement are not exclusive, and Crescent Cap Advisors is free to furnish similar or other services to others so long as its services to the Company are not impaired. Under the terms of the Investment Advisory Agreement, the Company will pay Crescent Cap Advisors a base management fee and may also pay certain incentive fees.

In connection with the transactions contemplated by the Merger Agreement, Crescent Cap Advisors has: (a) reduced the base management fee under the Investment Advisory Agreement from 1.50% to 1.25%, (b) waived a portion of the base management fee for 18 months following the First Merger so that only 0.75% will be charged for such time period, (c) waived the income-based portion of the incentive fee for 18 months following the First Merger and (d) increased the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter (or from 6.00% to 7.00% annualized).

Information regarding the material relationships between the Company and Crescent Cap Advisors is set forth in “Certain Relationships and Related Transactions of Crescent Capital BDC” in the Proxy Statement, and is incorporated herein by reference.

The foregoing description of the Investment Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Advisory Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

CCAP Administration Agreement

Additionally, in connection with consummation the Transactions, on February 1, 2020, the Company entered into the Amended and Restated Administration Agreement (the “CCAP Administration Agreement”) by and between the Company and CCAP Administration LLC (“CCAP Administration”). Under the terms of the CCAP Administration Agreement, CCAP Administration provides administrative services to the Company. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to CCAP Administration under the terms of the CCAP Administration Agreement. In addition, CCAP Administration is permitted to delegate its duties under the CCAP Administration Agreement to affiliates or third parties. To the extent CCAP Administration outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis, without incremental profit to CCAP Administration. The CCAP Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.

Information regarding the material relationships between the Company and CCAP Administration is set forth in “Certain Relationships and Related Transactions of Crescent Capital BDC” in the Proxy Statement, and is incorporated herein by reference.

The foregoing description of the CCAP Administration Agreement does not purport to be complete and is qualified in its entirety by reference to the CCAP Administration Agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Dividend Reinvestment Plan

As discussed in the Proxy Statement, in connection with the Transactions, the Company amended and restated its dividend reinvestment plan the (“DRIP”) such that, concurrent with the listing of the Common Stock on Nasdaq (the “Listing”), the DRIP will become an “opt out” dividend reinvestment plan. As a result, if the Company’s board of directors authorizes, and Company declares, a cash dividend, then stockholders who acquire Common Stock after the Listing and have not elected to “opt out” of the DRIP will have their cash distributions automatically reinvested in additional shares of Common Stock as described below. Any stockholders who held shares of Common Stock prior to the Listing must opt in to the DRIP.

Stock Repurchase Program

As discussed in the Proxy Statement, in connection with the Transactions, the Company entered into a stock repurchase plan (the “Repurchase Plan”), pursuant to which the Company has agreed to repurchase in open market transactions, subject to compliance by the Company with any of its liquidity, covenant, leverage and regulatory requirements and the approval and continuation of such program by the Company’s board of directors in light of its duties under applicable law, shares of Common Stock in an aggregate amount of up to $20,000,000 at market prices at any time the shares of Common Stock trade below ninety percent (90%) of the Company’s then-most recently disclosed net asset value per share. The $20.0 million maximum repurchase amount will be reduced by any amounts provided for under Rule 10b5-1 plans entered into by certain affiliates of the Company with respect to the Common Stock for a similar time period at the same price. Pursuant to the terms of the Repurchase Plan, repurchases can begin on March 2, 2020, subject to the trading price of the Common Stock on that date, and the Repurchase Plan will be in effect through January 31, 2021.

Indemnification Agreements

On January 30, 2020, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and certain of its officers and with members of Crescent Cap Advisors’ investment committee (each, an “Indemnitee” and collectively, the “Indemnitees”). The Indemnification Agreements clarify and supplement indemnification provisions already provided by the Company’s charter, the Company’s bylaws, the Maryland General Corporation Law, and Federal laws and regulations, and generally provide that the Company shall indemnify the Indemnitees to the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940, as amended. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that an Indemnitee may incur by reason of his or her status as a present or former director or officer or member of Crescent Cap Advisors’ investment committee in any action or proceeding arising out of the performance of such Indemnitee’s services as a present or former director or officer or member of Crescent Cap Advisors’ investment committee.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Assumption of InterNotes

Effective as of the closing of the First Merger, the Company entered into the Nineteenth Supplemental Indenture (the “Nineteenth Supplemental Indenture”) by and among Alcentra Capital, the Company and U.S. Bank National Association (the “Trustee”) relating to the assumption of all of the outstanding series of the Alcentra Capital InterNotes, which are unsecured notes, the outstanding series of which bear interest at a fixed interest rates ranging from 6.25%-6.75% and offer a variety of maturities no less than twelve months and no more than approximately seven years from the original date of issuance of the respective series (the “Alcentra Capital InterNotes®”). Pursuant to the Nineteenth Supplemental Indenture, the Company expressly assumed the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all outstanding Alcentra Capital InterNotes® and the performance of Alcentra Capital’s covenants under the existing indenture (as may be amended or supplemented from time to time). As of January 31, 2020, there was $50.3 million in principal amount of Alcentra Capital InterNotes® outstanding, all of which was assumed by the Company pursuant to the Nineteenth Supplemental Indenture.

The foregoing description of the Alcentra Capital InterNotes® does not purport to be complete and is qualified in its entirety by reference to the Indenture dated as of January 30, 2015 between Alcentra Capital and the Trustee, the First Supplemental Indenture, dated as of January 30, 2015, providing for the issuance of Alcentra Capital’s 6.500% Notes due 2022, the Seventh Supplemental Indenture, dated as of April 2, 2015, providing for the issuance of Alcentra Capital’s 6.750% Notes due 2022, the Eighth Supplemental Indenture, dated as of April 15, 2015, providing for the issuance of Alcentra Capital’s 6.250% Notes due 2020, the Ninth Supplemental Indenture, dated as of April 15, 2015, providing for the issuance of Alcentra Capital’s 6.500% Notes due 2020, the Tenth Supplemental Indenture, dated as of February 4, 2016, providing for the issuance of Alcentra Capital’s 6.500% Notes due 2021, the Eleventh Supplemental Indenture, dated as of February 11, 2016, providing for the issuance of Alcentra Capital’s 6.500% Notes due 2021, the Twelfth Supplemental Indenture, dated as of February 19, 2016, providing for the issuance of Alcentra Capital’s 6.500% Notes due 2021, the Thirteenth Supplemental Indenture, dated as of June 9, 2016, providing for the issuance of Alcentra Capital’s 6.375% Notes due 2021, the Fourteenth Supplemental Indenture, dated as of June 16, 2016, providing for the issuance of Alcentra Capital’s 6.375% Notes due 2021, the Fifteenth Supplemental Indenture, dated as of June 23, 2016, providing for the issuance of Alcentra Capital’s 6.375% Notes due 2021, the Sixteenth Supplemental Indenture, dated as of June 30, 2016, providing for the issuance of Alcentra Capital’s 6.375% Notes due 2021, the Seventeenth Supplemental Indenture, dated as of July 8, 2016, providing for the issuance of Alcentra Capital’s 6.250% Notes due 2021, the Eighteenth Supplemental Indenture, dated as of July 14, 2016, providing for the issuance of Alcentra Capital’s 6.250% Notes due 2021 and the Ninteenth Supplemental Indenture, dated as of January 31, 2020, relating to the assumption of the Alcentra Capital InterNotes®, copies of which, including the forms of notes related thereto, are attached as Exhibits 4.1 through 4.29 to this Form 8-K and are incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

As described above, on January 31, 2020, the Company completed its acquisition of Alcentra Capital pursuant to the terms and conditions of the Merger Agreement. In connection with the consummation of the Mergers, on February 3, 2020, the Company issued a press release containing certain of the Company’s preliminary pro forma estimates of the results of operation and financial condition of the Company and Alcentra Capital as a combined company after giving effect to the Mergers as of and for the year ended December 31, 2019. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in this Form 8-K set forth under Item 2.01 is incorporated herein by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On February 3, 2020, the Company issued a press release announcing, among other things, the closing of the Mergers. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements included in this Form 8-K may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Company’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, charges or expenses resulting from the business combination transaction involving the Company, and failure to realize the anticipated benefits of the Mergers. Some of these factors are enumerated in the filings the Company made with the SEC. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable. The financial statements required pursuant to Rule 3-05 of Regulation S-X were previously filed in the Proxy Statement and pursuant to General Instruction B.3 of Form 8-K are not included herein.

(b) Pro Forma Financial Information.

Not applicable. The pro forma financial statements required by Article 11 of Regulation S-X were previously filed under “Unaudited Pro Forma Condensed Consolidated Financial Statements” in the Proxy Statement and pursuant to General Instruction B.3 of Form 8-K are not included herein.

(d) Exhibits:

Exhibit No.	Description

4.1	Form of Base Indenture (1)

4.2	Form of Supplemental Indenture (2)

4.3	Form of First Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.500% Notes due 2022 (3)

4.4	Form of Global Note relating to the Alcentra Capital InterNotes® 6.500% Notes due 2022 (included as Exhibit A to the Form of First Supplemental Indenture) (3)

4.5	Form of Seventh Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.750% Notes due 2022 (4)

4.6	Form of Global Note relating to the Alcentra Capital InterNotes® 6.750% Notes due 2022 (included as Exhibit A to the Form of Seventh Supplemental Indenture (4)

4.7	Form of Eighth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.25% Notes due 2020 (5)

4.8	Form of Global Note relating to the Alcentra Capital InterNotes® 6.25% Notes due 2020 (included as Exhibit A to the Form of Eighth Supplemental Indenture) (5)

4.9	Form of Ninth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.50% Notes due 2020 (6)

4.10	Form of Global Note relating to the Alcentra Capital InterNotes® 6.50% Notes due 2020 (included as Exhibit A to the Form of Ninth Supplemental Indenture) (6)

4.11	Form of Tenth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (7)

4.12	Form of Global Note relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (included as Exhibit A to the Form of Tenth Supplemental Indenture) (7)

4.13	Form of Eleventh Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (8)

4.14	Form of Global Note relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (included as Exhibit A to the Form of Eleventh Supplemental Indenture) (8)

4.15	Form of Twelfth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (9)

4.16	Form of Global Note relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (included as Exhibit A to the Form of Twelfth Supplemental Indenture) (9)

4.17	Form of Thirteenth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (10)

4.18	Form of Global Note relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Thirteenth Supplemental Indenture) (10)

4.19	Form of Fourteenth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (11)

4.20	Form of Global Note relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Fourteenth Supplemental Indenture) (11)

4.21	Form of Fifteenth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (12)

4.22	Form of Global Note relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Fifteenth Supplemental Indenture) (12)

4.23	Form of Sixteenth Supplemental Indenture relating to the Alcentra Capital® Internotes 6.375% Notes due 2021 (13)

4.24	Form of Global Note relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Sixteenth Supplemental Indenture) (13)

4.25	Form of Seventeenth Supplemental Indenture relating to the Alcentra Capital® Internotes 6.25% Notes due 2021 (14)

4.26	Form of Global Note relating to the Alcentra Capital InterNotes® 6.25% Notes due 2021 (included as Exhibit A to the Form of Seventeenth Supplemental Indenture) (14)

4.27	Form of Eighteenth Supplemental Indenture relating to the Alcentra Capital® Internotes 6.25% Notes due 2021 (15)

4.28	Form of Global Note relating to the Alcentra Capital InterNotes® 6.25% Notes due 2021 (included as Exhibit A to the Form of Eighteenth Supplemental Indenture) (15)

4.29	Form of Nineteenth Supplemental Indenture by and among Alcentra Capital Corporation, Crescent Capital BDC, Inc. and U.S. Bank National Association relating to the assumption of the Alcentra Capital InterNotes ® *

10.1	Amended and Restated Investment Advisory Agreement by and between Crescent Capital BDC, Inc. and Crescent Cap Advisors, LLC, dated as of February 1, 2020 *

10.2	Amended and Restated Administration Agreement by and between Crescent Capital BDC, Inc. and CCAP Administration LLC, dated as of February 1, 2020 *

10.3	Form of Indemnification Agreement *

99.1	Press release dated February 3, 2020 *

*	Filed herewith.
(1)	Incorporated by reference to Exhibit D(1) to Alcentra Capital’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-199622) filed on January 28, 2015.
(2)	Incorporated by reference to Exhibit D(5) to Alcentra Capital’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-199622) filed on January 28, 2015.
(3)	Incorporated by reference to Exhibit D(2) to Alcentra Capital’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-199622) filed on January 28, 2015.
(4)	Incorporated by reference to Exhibit D(16) to Alcentra Capital’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-2 (File No. 333-199622) filed on April 2, 2015.
(5)	Incorporated by reference to Exhibit D(18) to Alcentra Capital’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-2 (File No. 333-199622) filed on April 15, 2015 a.
(6)	Incorporated by reference to Exhibit D(20) to Alcentra Capital’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-2 (File No. 333-199622) filed on April 15, 2015.
(7)	Incorporated by reference to Exhibit D(22) to Alcentra Capital’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-205154) filed on February 4, 2016.
(8)	Incorporated by reference to Exhibit D(24) to Alcentra Capital’s Post-Effective Amendment No. 2 to its Registration Statement on form N-2 (File No. 333-205154) filed on February 11, 2016.
(9)	Incorporated by reference to Exhibit D(26) to Alcentra Capital’s Post-Effective Amendment No. 3 to its Registration Statement on form N-2 (File No. 333-205154) filed on February 19, 2016.
(10)	Incorporated by reference to Exhibit D(28) to Alcentra Capital’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-2 (File No. 333-205154) filed on June 9, 2016.
(11)	Incorporated by reference to Exhibit D(30) to Alcentra Capital’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-205154) filed on June 16, 2016.
(12)	Incorporated by reference to Exhibit D(32) to Alcentra Capital’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-2 (File No. 333-205154) filed on June 24, 2016.

(13)	Incorporated by reference to Exhibit D(34) to Alcentra Capital’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-2 (File No. 333-205154) filed on June 30, 2016.
(14)	Incorporated by reference to Exhibit D(36) to Alcentra Capital’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-2 (File No. 333-205154) filed on July 8, 2016.
(15)	Incorporated by reference to Exhibit D(38) to Alcentra Capital’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-2 (File No. 333-205154) filed on July 14, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Crescent Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2020	CRESCENT CAPITAL BDC, INC.

	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer